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                                                                  EXHIBIT 24
                              POWER OF ATTORNEY


    Each of the undersigned does hereby appoint G. Thomas Andes and Luckett G. Maynard, and each of them, as his true and lawful attorney in fact, with full power and authority separately to execute in the name of each of the undersigned, and to file: (i) a registration statement on Form S-8 to be filed pursuant to the Securities Act of 1933, as amended, with regard to the registration by Magna Group, Inc. of 1,500,000 shares of its common stock, which may be issued pursuant to The Magna Group, Inc. Employee Stock Purchase Plan, and (ii) any amendments to such registration statement as the above-named attorneys in fact deem necessary or advisable to enable Magna Group, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and does hereby ratify and confirm all acts that such attorneys in fact, or any of them separately, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 19th day of April, 1995.



    /s/ G. Thomas Andes                  /s/ Luckett G. Maynard
- --------------------------------     ---------------------------------
G. Thomas Andes                      Luckett G. Maynard



    /s/ James A. Auffenberg, Jr.         /s/ William E. Cribbin
- --------------------------------     ---------------------------------
James A. Auffenberg, Jr.             William E. Cribbin



    /s/ Wayne T. Ewing                   /s/ Donald P. Gallop
- --------------------------------     ---------------------------------
Wayne T. Ewing                       Donald P. Gallop



    /s/ C. E. Heiligenstein              /s/ Carl G. Hogan, Sr.
- --------------------------------     ---------------------------------
C. E. Heiligenstein                  Carl G. Hogan, Sr.



                                         /s/ Wendell J. Kelley
- --------------------------------     ---------------------------------
Franklin A. Jacobs                   Wendell J. Kelley



    /s/ S. Lee Kling                     /s/ Ralph F. Korte
- --------------------------------     ---------------------------------
S. Lee Kling                         Ralph F. Korte



    /s/ Joseph R. Lowery                 /s/ Robert E. McGlynn
- --------------------------------     ---------------------------------
Joseph R. Lowery                     Robert E. McGlynn


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Magna Group, Inc.
Power of Attorney
Page 2


    /s/ Frank R. Trulaske, III           /s/ David A. Vogt
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Frank R. Trulaske, III               David A. Vogt



    /s/ Dr. George T. Wilkins, Jr.
- --------------------------------
Dr. George T. Wilkins, Jr.